PAUL, HASTINGS, JANOFSKY & WALKER LLP
                              345 CALIFORNIA STREET
                         SAN FRANCISCO, CALIFORNIA 94104

                             Telephone 415/835-1600
                             Facsimile 415/217-5333


                                 January 9, 1998





RNC Mutual Fund Group, Inc.
11601 Wilshire Boulevard
Penthouse Floor
Los Angeles, CA  90025

         Re:      Issuance of Shares of RNC Equity Fund

Ladies and Gentlemen:

         We have acted as counsel to RNC Mutual Fund Group, Inc., a Maryland corporation (the "Group"), in connection with Post-Effective Amendments to the Group's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on July 3, 1996 and February 29, 1997 (the "Post-Effective Amendments") and relating to the issuance by the Group of an indefinite number of $0.01 par value shares of beneficial interest (the "Shares") of one series of the Group, the RNC Equity Fund (the "Fund").(1)

         In connection with this opinion, we have assumed the authenticity of all records, documents and instruments submitted to us as originals, the genuineness of all signatures, the legal capacity of all natural persons, and the conformity to the originals of all records, documents and instruments submitted to us as copies. We have based our opinion upon our review of the following records, documents and instruments:


-------------------
         (1)RNC Equity Fund was effective on November 1, 1996.
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RNC Mutual Fund Group, Inc.
January 9, 1998
Page 2



                  (a) The Group's Articles of Incorporation, dated April 8, 1985, and the Group's Articles of Amendment and Restatement adopted by the Group's Board of Directors (the "Board") on June 20, 1996, and effective on July 3, 1996, and in effect through the date hereof, and both of which were certified to us by an officer of the Group as being true and complete.

                  (b) A certificate of good standing issued by the Maryland State Department of Assessments and Taxation, dated November 13, 1997.

                  (c) The By-laws of the Group, as amended through the date hereof, certified to us by an officer of the Group as being true and complete and in effect through the date hereof.

                  (d)      The   Prospectuses   and   Statements  of  Additional
                           Information effective from the effective date of the Fund through the date hereof.

                  (e) The Resolutions adopted by the Board of the Group at the regular quarterly meetings of the Board authorizing the regular updating of the Group's registration statement and the Prospectus and Statement of Additional Information contained therein; and

                  (f)      A   certificate   of  the   President  of  the  Group
                           concerning certain factual matters.

                  In rendering our opinion below, we have assumed that all of the Fund's Shares were issued and sold at the per-share net asset value on the date of their issuance in accordance with the statements in the Group's then-current Prospectus and in accordance with Article IV of the Articles of Amendment and Restatement. In rendering our opinion, we have assumed that all monies in consideration for the Shares were actually received by the Fund. We have not conducted an independent examination of the books and records

RNC Mutual Fund Group, Inc.
January 9, 1998
Page 3



of the Group for the purpose of determining whether all of the Fund's Shares were fully paid prior to their issuance and do not believe it to be our obligation to do so.

                  Our opinion below is limited to the federal law of the United States and the corporate law of the State of Maryland. We are not licensed to practice law in the State of Maryland, and we have based our opinion to the extent it concerns the corporate law of the State of Maryland solely on our review of the General Corporation Law of Maryland as reported in Prentice Hall Law & Business, Corporation (1997) and as updated on Westlaw. We have not undertaken a review of other Maryland law or of any administrative or court decisions in connection with rendering this opinion. We disclaim any opinion as to any law other than that of the United States and the corporate law of the State of Maryland as described above, and we disclaim any opinion as to any statute, rule, regulation, ordinance, order or other promulgation of any regional or local governmental body.

         Based on the foregoing and our examination of such questions of law as we have deemed necessary and appropriate for the purpose of this opinion, and assuming that (i) all of the Shares of the Fund will be issued and sold for cash at the per-share public offering price on the date of their issuance in accordance with statements in the Group's Prospectus included in the Post-Effective Amendments and in accordance with the Group's Articles of Amendment and Restatement and the Group's By-laws, (ii) all consideration for the Shares will be actually received by the Fund, and (iii) all applicable securities laws will be complied with, it is our opinion that, when issued and sold by the Group on behalf of the Fund, the Shares will be legally issued, fully paid and nonassessable.

         This opinion is rendered to you in connection with the Post-Effective Amendments and is solely for your benefit. This opinion may not be relied upon by you for any other purpose or relied upon by any other person, firm, corporation or other entity for any purpose, without our prior written consent. We disclaim any obligation to advise you of any developments in areas covered by this opinion that occur after the date of this opinion.

RNC Mutual Fund Group, Inc.
January 9, 1998
Page 4


         We hereby consent to (i) the reference to our firm as Legal Counsel in the Prospectus included in the Post-Effective Amendments, and (ii) the filing of this opinion as an exhibit to the Post-Effective Amendments.

                                      Very truly yours,
                                      /s/ Paul, Hastings, Janofsky & Walker, LLP